UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2016

ARCTIC CAT INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-18607	41-1443470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Highway 169 North, Suite 1000 Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

(763) 354-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2016, Arctic Cat Inc. (“Arctic Cat” or the “registrant”) issued a press release regarding its results of operations for the fiscal first quarter ended June 30, 2016.

The press release issued on July 29, 2016, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2016, Arctic Cat held its Annual Meeting of Shareholders (the “Annual Meeting”), at which shareholders approved amendments to the Arctic Cat Inc. 2013 Omnibus Stock and Incentive Plan (the “Plan”) to (a) increase the available number of shares for awards under the plan and (b) limit the maximum aggregate compensation (cash and awards under the plan) payable in any calendar year to any non-employee director. A description of the Plan, as well as the full text of the Plan, is included in the registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 20, 2016, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2016, Arctic Cat held its Annual Meeting. At the close of business on May 27, 2016, the record date for the determination of shareholders to vote at the Annual Meeting, there were 13,052,843 shares of common stock of the registrant issued and outstanding. The holders of 12,068,788 shares of common stock were represented either in person or by proxy at the meeting, constituting a quorum. The votes cast with respect to each item of business properly presented at the Annual Meeting are as follows:

Proposal No. 1—The shareholders elected the nominees to the Arctic Cat Board of Directors for a three-year term.

	For	Against	Abstain	Broker Non-Vote
Andrew S. Duff	10,820,833	157,907	13,319	1,076,729
Susan E. Lester	8,321,225	2,657,489	13,345	1,076,729
Christopher T. Metz	9,740,605	1,238,531	12,923	1,076,729

Proposal No. 2—The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2017.

For	11,817,035
Against	220,858
Abstain	30,895
Broker Non-Vote	N/A

Proposal No. 3—The shareholders approved the amendments to the Plan to (a) increase the available number of shares for awards under the plan and (b) limit the maximum aggregate compensation (cash and awards under the plan) payable in any calendar year to any non-employee director.

For	10,414,405
Against	559,865
Abstain	17,789
Broker Non-Vote	1,076,729

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Arctic Cat Inc. 2013 Omnibus Stock and Incentive Plan (incorporated herein by reference to the Definitive Proxy Statement filed by the registrant on June 20, 2016).

99.1	Press release issued on July 29, 2016 regarding the registrant’s results of operations for the fiscal first quarter ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.

Dated: July 29, 2016	By:	/s/ Christopher J. Eperjesy
Christopher J. Eperjesy
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Arctic Cat Inc. 2013 Omnibus Stock and Incentive Plan (incorporated herein by reference to the Definitive Proxy Statement filed by the registrant on June 20, 2016).

99.1	Press release issued on July 29, 2016 regarding the registrant’s results of operations for the fiscal first quarter ended June 30, 2016.